LEHMAN BROTHERS

                          MORTGAGE BACKED SECURITIES

$619,738,000 (Approximate) STRUCTURED ASSET SECURITIES CORP. SERIES 2005-S5 SENIOR/SUBORDINATE CERTIFICATES BACKED BY 2ND LIEN MORTGAGES

To 10% Call
		Initial	Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon(2)/	WAL(3)	Window(3)	C/E (4)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity(5)	(S&P/Moody’s/Fitch/DBRS)
A1	250,000,000	1M LIBOR	0.65	1-15	32.75%	TBD	8/25/2035	AAA/Aaa/AAA/AAA
A2	179,169,000	1M LIBOR	1.92	15-33	32.75%	TBD	8/25/2035	AAA/Aaa/AAA/AAA
M1	37,494,000	[5.00%]	5.05	33-66	26.70%	N/A	8/25/2035	AA+/Aa1/AA+/AA(high)
M2	32,536,000	[5.00%]	4.77	49-66	21.45%	N/A	8/25/2035	AA/Aa2/AA/AA
M3	14,254,000	[5.00%]	4.35	45-66	19.15%	N/A	8/25/2035	AA-/Aa3/AA-/AA(low)
M4	30,367,000	[5.25%]	4.14	41-66	14.25%	N/A	8/25/2035	A/A2/A/A
M5	10,536,000	[5.25%]	4.02	39-66	12.55%	N/A	8/25/2035	A-/A3/A-/A(low)
M6	11,155,000	[5.25%]	3.97	38-66	10.75%	N/A	8/25/2035	BBB+/Baa1/BBB+/BBB(high)
M7	9,916,000	[6.00%]	3.93	37-66	9.15%	N/A	8/25/2035	BBB/Baa2/BBB/BBB
M8	9,916,000	[6.00%]	3.90	36-66	7.55%	N/A	8/25/2035	BBB-/Baa3/BBB-/BBB(low)
B1	9,916,000	[6.00%]	3.87	36-66	5.95%	N/A	8/25/2035	BB+/Ba1/BB+/BB(high)
B2	6,197,000	[7.00%]	3.85	35-66	4.95%	N/A	8/25/2035	BB+/Ba2/BB+/BB(high)
B3	12,085,000	[7.00%]	3.12	34-51	3.00%	N/A	8/25/2035	BB/NR/BB/BB
B4	6,197,000	[7.00%]	5.15	51-66	2.00%	N/A	8/25/2035	BB-/NR/BB-/BB(low)

To Maturity
		Initial	Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon(2)/	WAL(3)	Window(3)	C/E (4)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity(5)	(S&P/Moody’s/Fitch/DBRS)
A1	250,000,000	1M LIBOR	0.65	1-15	32.75%	TBD	8/25/2035	AAA/Aaa/AAA/AAA
A2	179,169,000	1M LIBOR	1.92	15-33	32.75%	TBD	8/25/2035	AAA/Aaa/AAA/AAA
M1	37,494,000	[5.00%]	6.61	33-146	26.70%	N/A	8/25/2035	AA+/Aa1/AA+/AA(high)
M2	32,536,000	[5.00%]	5.16	49-129	21.45%	N/A	8/25/2035	AA/Aa2/AA/AA
M3	14,254,000	[5.00%]	4.73	45-123	19.15%	N/A	8/25/2035	AA-/Aa3/AA-/AA(low)
M4	30,367,000	[5.25%]	4.51	41-120	14.25%	N/A	8/25/2035	A/A2/A/A
M5	10,536,000	[5.25%]	4.37	39-112	12.55%	N/A	8/25/2035	A-/A3/A-/A(low)
M6	11,155,000	[5.25%]	4.31	38-109	10.75%	N/A	8/25/2035	BBB+/Baa1/BBB+/BBB(high)
M7	9,916,000	[6.00%]	4.25	37-105	9.15%	N/A	8/25/2035	BBB/Baa2/BBB/BBB
M8	9,916,000	[6.00%]	4.20	36-100	7.55%	N/A	8/25/2035	BBB-/Baa3/BBB-/BBB(low)
B1	9,916,000	[6.00%]	4.14	36-95	5.95%	N/A	8/25/2035	BB+/Ba1/BB+/BB(high)
B2	6,197,000	[7.00%]	4.08	35-89	4.95%	N/A	8/25/2035	BB+/Ba2/BB+/BB(high)
B3	12,085,000	[7.00%]	3.12	34-51	3.00%	N/A	8/25/2035	BB/NR/BB/BB
B4	6,197,000	[7.00%]	5.45	51-84	2.00%	N/A	8/25/2035	BB-/NR/BB-/BB(low)

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

Subject to the Net Funds Cap.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes a speed of 20% CPR for the first month in the life of the loan, increasing to 35% CPR in month 12 and remaining constant thereafter.

(4)

The credit enhancement includes the overcollateralization target of 2.00%. However, there will be no overcollateralization on the Closing Date. Excess spread will be used to build and maintain the overcollateralization target beginning on the Distribution Date in March 2006.

(5)

Assumes the second Distribution Date after the date of the last scheduled payment of the latest maturing mortgage loan.

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1 and A2 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1, B2, B3 and B4 Certificates (the “Subordinate Certificates”), sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Principal Distribution Amount (as defined herein) will be distributed as follows:

1)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage; and

2)

To the Class B3 and B4 Certificates, sequentially and in that order, until the Credit Enhancement behind the Class B3 and B4 Certificates in the aggregate is equal to two times the initial credit enhancement percentage of the Class B4 Certificates.

The “Stepdown Date” is the Distribution Date on which the aggregate Class Principal Amount of the Class A1 and Class A2 Certificates has been reduced to zero.

The “Overcollateralization Target” with respect to any Distribution Date prior to the Stepdown Date and on and after the Distribution Date in March 2006 is equal to 2.00% of the Cut-Off Date collateral balance.  The Overcollateralization Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) the lesser of (a) 2.00% of the Cut-Off Date collateral balance and (b) 4.00% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the Overcollateralization Target will be equal to the Overcollateralization Target for the immediately preceding Distribution Date.

The “Overcollateralization Amount” with respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate certificate principal balance after giving effect to distributions on such Distribution Date.

Interest Payment Priority

The “Interest Rate” for the Class A1 and A2 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Interest Rate” for the Class M1, M2, M3, M4, M5, M6, M7, M8, B1, B2, B3 and B4 Certificates (the “Fixed Rate Certificates”) will initially be equal to the lesser of (i) the stated fixed rate and (ii) the Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on August 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1 and A2 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1, B2, B3 and B4 Certificates, sequentially and in that order;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to achieve or maintain the Overcollateralization Target;

(7)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1, B2, B3 and B4 Certificates any Deferred Amounts;

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1 and A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1, B2, B3 and B4 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificates.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period; provided, however, that with respect to the Fixed Rate Certificates, clause (b) above will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (38.87%), Option One (35.00%), Fremont (13.95%) and First NLC (11.55%) and are serviced by Aurora (50.73%), Option One (35.02%) and GMAC (14.25%).  Approximately 22.76% of the mortgage loans serviced by Aurora will transfer to GMAC on or about September 1, 2005.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Offered Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses will be incurred when the principal balance of a liquidated mortgage loan is greater than the net liquidation proceeds.  Losses will also be incurred when mortgage loans are charged-off by the related servicer, which will occur when a mortgage loan becomes delinquent for a period of 180 days or more.  At such time, the charged-off mortgage loan’s outstanding principal balance will become a realized loss.  In addition, if a mortgage loan becomes delinquent for a period of 210 days or more, the mortgage loan will be released from the trust fund.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the loans is reduced to less than 10% of the Cut-off Date collateral balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margins on the Class A Certificates will double and the interest rates on the Class M and the Class B Certificates will increase to the applicable stated fixed rate plus 0.50%.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Certificates.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to achieve or maintain the OC Target.

The OC Target with respect to any Distribution Date prior to the Stepdown Date is equal to 2.00% of the Cut-Off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) 2.00% of the Cut-Off Date collateral balance and (b) 4.00% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 10.50% of the Most Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

September 2007 to August 2008

2.50% for the first month, plus an additional 1/12th of

2.50% for each month thereafter

September 2008 to August 2009

5.00% for the first month, plus an additional 1/12th of

2.75% for each month thereafter

September 2009 to August 2010

7.75% for the first month, plus an additional 1/12th of

2.25% for each month thereafter

September 2010 to August 2011

10.00% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

September 2011 and thereafter

10.75%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Most Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the (x) the total Certificate Principal Amount of the Subordinate Certificates less the Most Senior Certificate and (y) the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

The “Most Senior Certificate” for any Distribution Date will be the Subordinate Certificate with the highest payment priority for such date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Errol Arne	(212) 438-2089
Moody’s	Marjan Riggi	(212) 553-4468
Fitch	Lori Samuels	(212) 908-0264
DBRS	Mark Zelmanovich	(212) 806-3260

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-S5
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The MurrayHill Company
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: September 26, 2005
Cut-Off Date:	August 1, 2005
Pricing Date:	Week of August 22, 2005
Closing Date:	August 30, 2005
Settlement Date:	August 30, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 days on the LIBOR Certificates 24 days on the Fixed Rate Certificates
Dated Date:	August 25, 2005 for the LIBOR Certificates August 1, 2005 for the Fixed Rate Certificates
Day Count:	Actual/360 for the LIBOR Certificates 30/360 for the Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee Rate:	0.50% of the loan principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments of $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the certificates are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.23	0.85	0.65	0.53	0.45
Window (mos)	1-31	1-21	1-15	1-12	1-10
Expected Final Mat.	3/25/2008	5/25/2007	11/25/2006	8/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	3.98	2.62	1.92	1.49	1.21
Window (mos)	31-69	21-45	15-33	12-25	10-20
Expected Final Mat.	5/25/2011	5/25/2009	5/25/2008	9/25/2007	4/25/2007

Class M1
Avg. Life (yrs)	10.98	7.23	5.05	4.04	3.12
Window (mos)	69-138	45-91	33-66	25-51	20-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class M2
Avg. Life (yrs)	9.86	6.46	4.77	3.57	2.84
Window (mos)	100-138	66-91	49-66	36-51	29-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class M3
Avg. Life (yrs)	9.06	5.93	4.35	3.29	2.61
Window (mos)	94-138	61-91	45-66	34-51	27-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class M4
Avg. Life (yrs)	8.66	5.67	4.14	3.15	2.50
Window (mos)	84-138	55-91	41-66	31-51	25-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class M5
Avg. Life (yrs)	8.41	5.51	4.02	3.06	2.42
Window (mos)	81-138	53-91	39-66	30-51	24-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class M6
Avg. Life (yrs)	8.31	5.45	3.97	3.02	2.40
Window (mos)	79-138	52-91	38-66	29-51	23-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class M7
Avg. Life (yrs)	8.23	5.40	3.93	3.00	2.38
Window (mos)	77-138	51-91	37-66	28-51	23-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	8.17	5.35	3.90	2.98	2.35
Window (mos)	76-138	49-91	36-66	28-51	22-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class B1
Avg. Life (yrs)	8.11	5.32	3.87	2.95	2.34
Window (mos)	74-138	48-91	36-66	27-51	22-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class B2
Avg. Life (yrs)	8.07	5.29	3.85	2.95	2.34
Window (mos)	73-138	48-91	35-66	27-51	22-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

Class B3
Avg. Life (yrs)	6.55	4.28	3.12	2.38	1.89
Window (mos)	71-107	46-70	34-51	26-39	21-31
Expected Final Mat.	7/25/2014	6/25/2011	11/25/2009	11/25/2008	3/25/2008

Class B4
Avg. Life (yrs)	10.84	7.12	5.15	3.95	3.11
Window (mos)	107-138	70-91	51-66	39-51	31-40
Expected Final Mat.	2/25/2017	3/25/2013	2/25/2011	11/25/2009	12/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	0.98	0.65	0.48
Window (mos)	1-26	1-16	1-12
Expected Final Mat.	10/25/2007	12/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	3.35	2.14	1.51
Window (mos)	26-58	16-37	12-26
Expected Final Mat.	6/25/2010	9/25/2008	10/25/2007

Class M1
Avg. Life (yrs)	9.82	6.22	4.43
Window (mos)	58-120	37-77	26-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class M2
Avg. Life (yrs)	8.36	5.38	3.81
Window (mos)	84-120	54-77	38-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class M3
Avg. Life (yrs)	7.71	4.95	3.50
Window (mos)	79-120	51-77	36-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class M4
Avg. Life (yrs)	7.39	4.74	3.35
Window (mos)	71-120	45-77	32-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class M5
Avg. Life (yrs)	7.19	4.60	3.26
Window (mos)	68-120	44-77	31-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class M6
Avg. Life (yrs)	7.11	4.55	3.22
Window (mos)	67-120	43-77	30-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class M7
Avg. Life (yrs)	7.04	4.51	3.20
Window (mos)	65-120	42-77	29-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	7.00	4.48	3.16
Window (mos)	64-120	41-77	29-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class B1
Avg. Life (yrs)	6.95	4.45	3.15
Window (mos)	62-120	40-77	28-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class B2
Avg. Life (yrs)	6.92	4.43	3.13
Window (mos)	62-120	39-77	28-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Class B3
Avg. Life (yrs)	5.55	3.55	2.50
Window (mos)	60-92	38-59	27-42
Expected Final Mat.	4/25/2013	7/25/2010	2/25/2009

Class B4
Avg. Life (yrs)	9.39	6.01	4.27
Window (mos)	92-120	59-77	42-55
Expected Final Mat.	8/25/2015	1/25/2012	3/25/2010

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.23	0.85	0.65	0.53	0.45
Window (mos)	1-31	1-21	1-15	1-12	1-10
Expected Final Mat.	3/25/2008	5/25/2007	11/25/2006	8/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	3.98	2.62	1.92	1.49	1.21
Window (mos)	31-69	21-45	15-33	12-25	10-20
Expected Final Mat.	5/25/2011	5/25/2009	5/25/2008	9/25/2007	4/25/2007

Class M1
Avg. Life (yrs)	13.77	9.36	6.61	5.18	4.01
Window (mos)	69-275	45-191	33-146	25-111	20-87
Expected Final Mat.	7/25/2028	7/25/2021	10/25/2017	11/25/2014	11/25/2012

Class M2
Avg. Life (yrs)	10.56	7.00	5.16	3.86	3.07
Window (mos)	100-247	66-177	49-129	36-98	29-77
Expected Final Mat.	3/25/2026	5/25/2020	5/25/2016	10/25/2013	1/25/2012

Class M3
Avg. Life (yrs)	9.74	6.46	4.73	3.56	2.83
Window (mos)	94-237	61-170	45-123	34-94	27-73
Expected Final Mat.	5/25/2025	10/25/2019	11/25/2015	6/25/2013	9/25/2011

Class M4
Avg. Life (yrs)	9.32	6.19	4.51	3.42	2.71
Window (mos)	84-232	55-165	41-120	31-91	25-71
Expected Final Mat.	12/25/2024	5/25/2019	8/25/2015	3/25/2013	7/25/2011

Class M5
Avg. Life (yrs)	9.04	6.00	4.37	3.31	2.62
Window (mos)	81-217	53-155	39-112	30-85	24-67
Expected Final Mat.	9/25/2023	7/25/2018	12/25/2014	9/25/2012	3/25/2011

Class M6
Avg. Life (yrs)	8.92	5.92	4.31	3.27	2.59
Window (mos)	79-211	52-150	38-109	29-83	23-65
Expected Final Mat.	3/25/2023	2/25/2018	9/25/2014	7/25/2012	1/25/2011

Class M7
Avg. Life (yrs)	8.81	5.85	4.25	3.23	2.57
Window (mos)	77-203	51-144	37-105	28-79	23-62
Expected Final Mat.	7/25/2022	8/25/2017	5/25/2014	3/25/2012	10/25/2010

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	8.70	5.77	4.20	3.20	2.53
Window (mos)	76-194	49-139	36-100	28-76	22-60
Expected Final Mat.	10/25/2021	3/25/2017	12/25/2013	12/25/2011	8/25/2010

Class B1
Avg. Life (yrs)	8.59	5.70	4.14	3.14	2.50
Window (mos)	74-184	48-131	36-95	27-72	22-57
Expected Final Mat.	12/25/2020	7/25/2016	7/25/2013	8/25/2011	5/25/2010

Class B2
Avg. Life (yrs)	8.53	5.61	4.08	3.11	2.47
Window (mos)	73-177	48-123	35-89	27-67	22-53
Expected Final Mat.	5/25/2020	11/25/2015	1/25/2013	3/25/2011	1/25/2010

Class B3
Avg. Life (yrs)	6.55	4.28	3.12	2.38	1.89
Window (mos)	71-107	46-70	34-51	26-39	21-31
Expected Final Mat.	7/25/2014	6/25/2011	11/25/2009	11/25/2008	3/25/2008

Class B4
Avg. Life (yrs)	11.49	7.55	5.45	4.15	3.27
Window (mos)	107-175	70-116	51-84	39-64	31-50
Expected Final Mat.	3/25/2020	4/25/2015	8/25/2012	12/25/2010	10/25/2009

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	0.98	0.65	0.48
Window (mos)	1-26	1-16	1-12
Expected Final Mat.	10/25/2007	12/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	3.35	2.14	1.51
Window (mos)	26-58	16-37	12-26
Expected Final Mat.	6/25/2010	9/25/2008	10/25/2007

Class M1
Avg. Life (yrs)	12.42	8.10	5.73
Window (mos)	58-246	37-172	26-122
Expected Final Mat.	2/25/2026	12/25/2019	10/25/2015

Class M2
Avg. Life (yrs)	9.01	5.85	4.13
Window (mos)	84-219	54-152	38-108
Expected Final Mat.	11/25/2023	4/25/2018	8/25/2014

Class M3
Avg. Life (yrs)	8.35	5.41	3.82
Window (mos)	79-210	51-145	36-103
Expected Final Mat.	2/25/2023	9/25/2017	3/25/2014

Class M4
Avg. Life (yrs)	8.01	5.18	3.66
Window (mos)	71-204	45-142	32-101
Expected Final Mat.	8/25/2022	6/25/2017	1/25/2014

Class M5
Avg. Life (yrs)	7.77	5.03	3.55
Window (mos)	68-191	44-132	31-94
Expected Final Mat.	7/25/2021	8/25/2016	6/25/2013

Class M6
Avg. Life (yrs)	7.67	4.96	3.50
Window (mos)	67-185	43-128	30-91
Expected Final Mat.	1/25/2021	4/25/2016	3/25/2013

Class M7
Avg. Life (yrs)	7.59	4.90	3.46
Window (mos)	65-178	42-123	29-87
Expected Final Mat.	6/25/2020	11/25/2015	11/25/2012

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	7.54	4.84	3.41
Window (mos)	64-177	41-118	29-84
Expected Final Mat.	5/25/2020	6/25/2015	8/25/2012

Class B1
Avg. Life (yrs)	7.44	4.77	3.37
Window (mos)	62-172	40-112	28-79
Expected Final Mat.	12/25/2019	12/25/2014	3/25/2012

Class B2
Avg. Life (yrs)	7.34	4.71	3.32
Window (mos)	62-161	39-104	28-74
Expected Final Mat.	1/25/2019	4/25/2014	10/25/2011

Class B3
Avg. Life (yrs)	5.55	3.55	2.50
Window (mos)	60-92	38-59	27-42
Expected Final Mat.	4/25/2013	7/25/2010	2/25/2009

Class B4
Avg. Life (yrs)	9.94	6.38	4.50
Window (mos)	92-152	59-98	42-70
Expected Final Mat.	4/25/2018	10/25/2013	6/25/2011

Net Funds Cap Schedule (1) (2)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.07247	35	9.37452
2	9.37487	36	9.07211
3	9.07245	37	9.07209
4	9.37485	38	9.37449
5	9.07242	39	9.07207
6	9.07240	40	9.37446
7	10.04443	41	9.07205
8	9.07237	42	9.07204
9	9.37477	43	10.04403
10	9.07235	44	9.07201
11	9.37476	45	9.37440
12	9.07234	46	9.07199
13	9.07233	47	9.37437
14	9.37473	48	9.07196
15	9.07231	49	9.07195
16	9.37471	50	9.37434
17	9.07229	51	9.07192
18	9.07228	52	9.37431
19	10.04430	53	9.07190
20	9.07227	54	9.07188
21	9.37467	55	10.04386
22	9.07225	56	9.07186
23	9.37465	57	9.37424
24	9.07223	58	9.07183
25	9.07222	59	9.37422
26	9.37462	60	9.07181
27	9.07220	61	9.07180
28	9.37460	62	9.37418
29	9.07218	63	9.07178
30	9.07217	64	9.37416
31	9.69782	65	9.07175
32	9.07215	66	9.07174
33	9.37454	67	10.04370
34	9.07213	68	9.07171

(1)

Based on one-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	5.01%	31	4.26%
2	4.92%	32	4.23%
3	4.71%	33	4.22%
4	4.71%	34	4.21%
5	4.51%	35	4.11%
6	4.47%	36	4.16%
7	4.70%	37	4.19%
8	4.41%	38	4.21%
9	4.49%	39	4.23%
10	4.39%	40	4.24%
11	4.48%	41	4.24%
12	4.39%	42	4.25%
13	4.40%	43	4.25%
14	4.48%	44	4.26%
15	4.39%	45	4.26%
16	4.45%	46	4.27%
17	4.34%	47	4.27%
18	4.36%	48	4.27%
19	4.54%	49	4.27%
20	4.34%	50	4.27%
21	4.39%	51	4.27%
22	4.32%	52	4.27%
23	4.36%	53	4.27%
24	4.30%	54	4.27%
25	4.30%	55	4.27%
26	4.32%	56	4.27%
27	4.28%	57	4.27%
28	4.29%	58	4.27%
29	4.26%	59	4.27%
30	4.25%	60	4.27%

(1)

Based on gradually increasing one-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

SASCO 2005-S5 Collateral Summary

Collateral information is as of the Cut-Off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-Off Date

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Fixed Rate	10,533	$488,953,034.17	78.90%	9.795%	675	98.23%	53.90%
Balloon	2,884	130,785,749.53	21.10	10.175	707	96.48	33.60
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
0.01 - 50,000.00	9,202	$274,808,131.63	44.34%	10.014%	673	97.94%	61.68%
50,000.01 - 100,000.00	3,357	230,733,441.13	37.23	9.782	684	98.56	44.95
100,000.01 - 150,000.00	710	83,360,975.64	13.45	9.682	692	98.13	31.23
150,000.01 - 200,000.00	109	18,859,611.75	3.04	10.024	706	95.99	28.80
200,000.01 - 250,000.00	12	2,774,588.09	0.45	10.607	686	84.96	8.43
250,000.01 - 300,000.00	9	2,509,465.71	0.40	10.552	725	91.30	11.94
300,000.01 - 350,000.00	6	2,027,960.26	0.33	8.784	720	78.13	33.26
350,000.01 - 400,000.00	12	4,664,609.49	0.75	8.811	732	81.22	33.39
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Purchase	11,426	$526,667,627.36	84.98%	9.896%	685	98.21%	48.12%
Cash Out Refinance	1,579	77,007,284.30	12.43	9.780	664	95.76	56.93
Rate/Term Refinance	412	16,063,872.04	2.59	9.637	665	96.56	63.50
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Primary Home	10,867	$529,435,195.62	85.43%	9.729%	674	98.44%	52.37%
Investment	2,180	71,450,369.23	11.53	10.781	726	94.53	31.71
Second Home	370	18,853,218.85	3.04	10.526	725	94.24	40.03
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Original Terms to Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
60 - 180	3,196	$138,579,159.64	22.36%	10.165%	706	96.47%	34.64%
181 - 240	234	7,501,528.83	1.21	10.079	659	97.52	54.50
301 - 360	9,987	473,658,095.23	76.43	9.787	675	98.27	53.91
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
54 - 180	3,196	$138,579,159.64	22.36%	10.165%	706	96.47%	34.64%
181 - 240	234	7,501,528.83	1.21	10.079	659	97.52	54.50
301 - 360	9,987	473,658,095.23	76.43	9.787	675	98.27	53.91
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-Off Date

State Distributions (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
CA	2,004	$157,676,348.95	25.44%	9.688%	685	97.90%	36.46%
FL	1,537	64,659,894.13	10.43	10.070	683	97.29	45.55
AZ	868	34,448,198.31	5.56	10.162	703	96.27	44.64
TX	1,011	30,968,164.39	5.00	9.693	685	98.64	59.41
CO	601	25,873,037.49	4.17	9.752	682	98.12	63.70
NY	366	25,605,701.31	4.13	9.671	683	97.69	35.49
VA	475	25,073,529.51	4.05	9.952	684	96.96	51.92
MA	396	21,943,015.48	3.54	9.804	673	98.92	54.94
MD	378	19,922,576.84	3.21	9.806	685	97.29	53.46
IL	484	19,832,132.72	3.20	10.070	682	98.26	43.59
Other	5,297	193,736,184.57	31.26	9.968	675	98.18	60.30
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Original Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 60.000	24	$987,571.18	0.16%	9.775%	691	39.05%	52.10%
60.001 - 70.000	26	1,954,715.18	0.32	8.712	671	65.38	15.98
70.001 - 80.000	168	15,147,143.15	2.44	8.629	718	78.15	6.47
80.001 - 90.000	1,139	42,124,126.18	6.80	9.558	705	88.94	23.23
90.001 - 100.000	12,060	559,525,228.01	90.28	9.937	679	99.28	52.88
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-Off Date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Not Available	15	$565,482.68	0.09%	10.168%	N/A	100.00%	73.37%
461 - 480	2	47,360.28	0.01	10.466	474	85.15	37.87
481 - 500	3	50,713.01	0.01	9.823	485	100.00	66.62
501 - 520	1	24,027.70	0.00	11.990	517	100.00	100.00
521 - 540	1	36,926.06	0.01	12.775	538	100.00	0.00
541 - 560	6	310,470.84	0.05	9.204	546	99.47	50.41
561 - 580	40	1,754,800.99	0.28	10.495	578	93.62	73.43
581 - 600	797	25,474,528.97	4.11	11.059	591	99.36	96.82
601 - 620	943	34,121,089.57	5.51	10.694	611	99.52	90.19
621 - 640	1,856	79,356,915.84	12.80	10.429	631	99.08	64.99
641 - 660	2,066	96,736,819.58	15.61	9.921	650	98.70	56.69
661 - 680	1,764	88,422,763.29	14.27	9.690	670	97.63	45.28
681 - 700	1,661	84,115,910.10	13.57	9.790	690	97.28	35.82
701 - 720	1,271	62,815,394.60	10.14	9.646	710	97.75	31.37
721 - 740	1,074	52,618,147.19	8.49	9.355	730	96.70	33.09
741 - 760	832	38,939,235.14	6.28	9.394	750	97.37	38.98
761 - 780	611	30,312,504.90	4.89	9.483	770	96.06	36.01
781 >=	474	24,035,692.96	3.88	9.380	793	95.44	42.84
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Single Family	9,741	$438,436,155.62	70.75%	9.870%	676	98.09%	51.88%
PUD	1,936	93,764,022.60	15.13	9.823	701	96.51	46.42
Condo	1,167	48,741,859.13	7.86	9.962	690	97.66	46.94
2-4 Family	572	38,746,121.75	6.25	9.944	690	98.78	35.14
Modular Home	1	50,624.60	0.01	8.900	720	96.32	0.00
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	$280,634,231.63	$16,511,573.16	$140,280,108.93	$51,527,120.45	$0.00	$0.00	$488,953,034.17
Balloon	113,978,637.42	2,675,161.06	2,709,817.19	11,319,294.23	0.00	102,839.63	130,785,749.53
Total:	$394,612,869.05	$19,186,734.22	$142,989,926.12	$62,846,414.68	$0.00	$102,839.63	$619,738,783.70

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	57.39%	3.38%	28.69%	10.54%	0.00%	0.00%	78.90%
Balloon	87.15	2.05	2.07	8.65	0.00	0.08	21.10
Total:	63.67%	3.10%	23.07%	10.14%	0.00%	0.02%	100.00%

Prepayment Penalty Description (Top 5)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
None	9,292	$394,612,869.05	63.67%	9.915%	690	96.98%	48.07%
6 Mos. Int. on Amt. Prepaid >20% Orig. Bal.	2,606	147,837,783.52	23.85	9.598	669	99.39	58.03
6 Mos. Int. on 80% UPB	485	36,520,530.08	5.89	10.100	666	99.43	17.34
2% of UPB	353	14,961,045.95	2.41	10.065	652	99.56	67.81
5% of UPB	263	12,077,976.68	1.95	10.705	663	99.23	45.18
Other	418	13,728,578.42	2.22	10.180	652	99.42	73.18
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full	7,473	$307,466,838.84	49.61%	9.567%	667	99.13%	100.00%
Stated	2,524	150,659,655.72	24.31	10.106	676	99.37	0.00
Limited	2,208	98,012,407.32	15.82	10.421	713	95.32	0.00
No Ratio	655	34,397,567.24	5.55	9.964	721	95.69	0.00
No Documentation	557	29,202,314.58	4.71	9.984	717	87.76	0.00
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-Off Date

DTI Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full Doc Loans:
Not available	8	$331,225.48	0.05%	9.269%	689	95.34%	100.00%
0.01 - 5.00	2	110,043.63	0.02	9.724	687	100.00	100.00
5.01 - 10.00	19	908,104.21	0.15	9.023	682	98.82	100.00
10.01 - 15.00	34	1,325,147.41	0.21	9.817	657	99.85	100.00
15.01 - 20.00	95	3,923,248.34	0.63	9.372	687	96.97	100.00
20.01 - 25.00	253	8,537,803.99	1.38	9.634	671	98.98	100.00
25.01 - 30.00	530	19,956,130.24	3.22	9.515	674	98.06	100.00
30.01 - 35.00	879	31,689,627.91	5.11	9.472	674	98.84	100.00
35.01 - 40.00	1,392	55,288,113.38	8.92	9.528	674	99.02	100.00
40.01 - 45.00	1,898	81,039,067.86	13.08	9.524	675	99.05	100.00
45.01 - 50.00	1,479	65,365,270.35	10.55	9.584	656	99.59	100.00
50.01 - 55.00	725	31,335,690.66	5.06	9.812	645	99.80	100.00
55.01 - 60.00	159	7,657,365.38	1.24	9.755	648	99.45	100.00
Subtotal (Full Doc) :	7,473	$307,466,838.84	49.61%	9.567%	667	99.13%	100.00%

Non-Full Doc Loans:
Not available	1,194	$62,527,057.73	10.09%	9.964%	719	91.98%	0.00%
0.01 - 5.00	12	501,736.66	0.08	10.841	711	97.37	0.00
5.01 - 10.00	12	295,594.82	0.05	9.692	677	96.12	0.00
10.01 - 15.00	42	1,314,712.36	0.21	10.744	702	95.40	0.00
15.01 - 20.00	70	2,332,416.18	0.38	10.377	713	96.32	0.00
20.01 - 25.00	186	7,222,702.86	1.17	10.351	700	93.84	0.00
25.01 - 30.00	332	12,785,984.98	2.06	10.234	705	96.10	0.00
30.01 - 35.00	621	26,545,737.76	4.28	10.210	700	96.96	0.00
35.01 - 40.00	1,068	52,871,919.08	8.53	10.216	700	97.42	0.00
40.01 - 45.00	1,487	82,371,062.34	13.29	10.250	691	97.83	0.00
45.01 - 50.00	830	57,507,035.25	9.28	10.201	673	99.28	0.00
50.01 - 55.00	81	5,440,259.00	0.88	10.142	673	98.46	0.00
55.01 - 60.00	9	555,725.84	0.09	10.210	666	99.49	0.00
Subtotal (Non-Full Doc):	5,944	$312,271,944.86	50.39%	10.178%	696	96.61%	0.00%

Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
5.501 - 6.000	4	$469,826.61	0.08%	5.999%	706	75.83%	15.51%
6.001 - 6.500	1	16,953.65	0.00	6.500	707	79.16	100.00
6.501 - 7.000	5	402,570.43	0.06	6.951	714	88.19	89.60
7.001 - 7.500	32	1,757,589.29	0.28	7.397	755	92.46	74.40
7.501 - 8.000	548	26,963,664.67	4.35	7.899	730	94.20	72.52
8.001 - 8.500	1,217	59,271,776.67	9.56	8.332	715	96.67	80.43
8.501 - 9.000	1,808	89,578,346.74	14.45	8.865	693	97.57	65.03
9.001 - 9.500	1,556	85,030,307.42	13.72	9.350	706	98.19	28.21
9.501 - 10.000	2,398	115,199,107.02	18.59	9.793	676	98.49	42.55
10.001 - 10.500	1,657	69,831,920.02	11.27	10.290	656	98.82	60.24
10.501 - 11.000	1,733	75,058,104.81	12.11	10.790	648	98.70	43.07
11.001 - 11.500	1,185	43,517,976.96	7.02	11.289	639	98.65	56.27
11.501 - 12.000	393	19,317,522.65	3.12	11.848	676	96.28	19.82
12.001 - 12.500	273	10,210,730.89	1.65	12.300	676	97.72	21.61
12.501 - 13.000	223	7,924,388.98	1.28	12.821	692	97.53	15.31
13.001 - 13.500	347	13,887,968.43	2.24	13.211	711	97.05	5.75
13.501 - 14.000	36	1,279,058.81	0.21	13.689	696	97.06	23.50
14.001 - 14.500	1	20,969.65	0.00	14.500	686	94.98	0.00
Total:	13,417	$619,738,783.70	100.00%	9.875%	682	97.86%	49.61%

SASCO 2005-S5

Assumptions
Loss Lag: 0 Months
Runs to Maturity
Triggers Failing
Defaults in addition to prepays
No Advance

Results - Lowest SDA where M4 has principal loss
Speeds	LIBOR	Severity	WAL	SDA	Cum Losses

100 PPC	Forward	100%	6.99	2642.25%	20.08%
100 PPC	Forward + 200	100%	7.14	2453.54%	18.91%

Results - Lowest SDA where M7 has principal loss
Speeds	LIBOR	Severity	WAL	SDA	Cum Losses

100 PPC	Forward	100%	9.86	1838.73%	14.85%
100 PPC	Forward + 200	100%	9.97	1696.29%	13.85%

Results - Lowest SDA where M8 has principal loss
Speeds	LIBOR	Severity	WAL	SDA	Cum Losses

100 PPC	Forward	100%	10.04	1602.97%	13.18%
100 PPC	Forward + 200	100%	10.14	1466.56%	12.19%

Results - Lowest SDA where B1 has principal loss
Speeds	LIBOR	Severity	WAL	SDA	Cum Losses

100 PPC	Forward	100%	10.20	1375.73%	11.52%
100 PPC	Forward + 200	100%	10.28	1243.67%	10.52%

SASCO 2005-S5

Assumptions
Loss Lag: 12 Months
Runs to Maturity
Triggers Failing
Defaults in addition to prepays
P&I Advance

Results - Lowest CDR where M7 has principal loss
Speeds	LIBOR	Severity	WAL	SDA	Cum Losses

100 PPC	Forward	100%	9.86	1838.73%	14.85%
100 PPC	Forward + 200	100%	9.97	1696.29%	13.85%